                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. _____________)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement


[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement


[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to 240.14a-12

                       The Hartford Mutual Funds II, Inc.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies: _________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___________

     (4)  Proposed maximum aggregate value of transaction: _____________________

     (5)  Total fee paid: ______________

[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ____________

     (2)  Form, Schedule or Registration Statement No.: _________________

     (3)  Filing Party: _____________________________

     (4)  Date Filed: _____________

                       THE HARTFORD MUTUAL FUNDS II, INC.,

                                  ON BEHALF OF

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND


OCTOBER 6, 2006


Dear Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of Class H, Class M, Class N, Class E and Class Z shares of The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford SmallCap Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, The Hartford U.S. Government Securities Fund, and The Hartford Value Opportunities Fund (the "Funds"), each a series of The Hartford Mutual Funds II, Inc. (the "Company"). The Meeting will take place on December 19, 2006 at 10:00 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the Meeting is for the affected class of each affected Fund to vote on approval of:



Proposal No.   Description of Proposal
------------   -----------------------
      1        The approval of the Articles of Amendment and Restatement of the
               Company and a Plan of Reclassification whereby Class H shares will be reclassified as Class L shares for each of The Hartford
               Growth Fund, The Hartford Growth Opportunities Fund, The Hartford
               SmallCap Growth Fund, The Hartford Tax-Free Minnesota Fund, The
               Hartford Tax-Free National Fund, The Hartford U.S. Government
               Securities Fund, and The Hartford Value Opportunities Fund.

               (This proposal only applies to Class H shareholders of each Fund and must be voted on separately by Class H shareholders of each Fund.)

      2 The approval of the Articles of Amendment and Restatement of the Company and a Plan of Reclassification whereby Class M shares will be reclassified as Class L shares for each of The Hartford
               Growth Fund, The Hartford Growth Opportunities Fund, The Hartford
               SmallCap Growth Fund, The Hartford Tax-Free Minnesota Fund, The
               Hartford Tax-Free National Fund, The Hartford U.S. Government
               Securities Fund, and The Hartford Value Opportunities Fund.

               (This proposal only applies to Class M shareholders of each Fund and must be voted on separately by Class M shareholders of each Fund.)

Proposal No.   Description of Proposal
------------   -----------------------
      3        The approval of the Articles of Amendment and Restatement of the
               Company and a Plan of Reclassification whereby Class N shares will be reclassified as Class L shares for each of The Hartford
               Growth Fund, The Hartford Growth Opportunities Fund, The Hartford
               SmallCap Growth Fund, The Hartford Tax-Free Minnesota Fund, The
               Hartford Tax-Free National Fund, The Hartford U.S. Government
               Securities Fund, and The Hartford Value Opportunities Fund;

               (This proposal only applies to Class N shareholders of each Fund and must be voted on separately by Class N shareholders of each Fund.)

      4 The approval of the Articles of Amendment and Restatement of the Company and a Plan of Reclassification whereby Class E shares will be reclassified as Class Y shares for each of The Hartford
               Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and
               The Hartford U.S. Government Securities Fund;

               (This proposal only applies to Class E shareholders of The
               Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National
               Fund, and The Hartford U.S. Government Securities Fund and must be voted on separately by Class E shareholders of each Fund.)

      5 The approval of the Articles of Amendment and Restatement of the Company and a Plan of Reclassification whereby Class Z shares of The Hartford Growth Opportunities Fund will be reclassified as
               Class Y shares.

               (This proposal only applies to Class Z shareholders of The
               Hartford Growth Opportunities Fund.)

      6 To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.


The Company's Board of Directors has reviewed and approved the proposals and recommends that you vote FOR the proposal applicable to you. The Proxy Statement provides more information on the proposals. Please read it carefully, complete the enclosed proxy card, and return your completed proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. ("The Hartford") or from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

Very truly yours,


/s/ David M. Znamierowski
-------------------------------------
David M. Znamierowski
President and Chief Executive Officer

                              IMPORTANT INFORMATION

  We encourage you to read the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q1. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A1. CLASS H SHAREHOLDERS. If you own Class H shares of any of the Funds, Proposal 1 is applicable to you. Proposal 1 seeks approval from Class H shareholders of The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford SmallCap Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, The Hartford U.S. Government Securities Fund, and The Hartford Value Opportunities Fund (the "Funds"), each a series of The Hartford Mutual Funds II, Inc. (the "Company"), to reclassify their existing Class H shares as Class L shares. Class H shareholders of each Fund will vote separately on Proposal 1.

     CLASS M SHAREHOLDERS. If you own Class M shares of any of the Funds, Proposal 2 is applicable to you. Proposal 2 seeks approval from Class M shareholders of The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford SmallCap Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, The Hartford U.S. Government Securities Fund, and The Hartford Value Opportunities Fund to reclassify their existing Class M shares as Class L shares. Class M shareholders of each Fund will vote separately on Proposal 2.

     CLASS N SHAREHOLDERS. If you own Class N shares of any of the Funds, Proposal 3 is applicable to you. Proposal 3 seeks approval from Class N shareholders of The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford SmallCap Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, The Hartford U.S. Government Securities Fund, and The Hartford Value Opportunities Fund to reclassify their existing Class N shares as Class L shares. Class N shareholders of each Fund will vote separately on Proposal 3.

     CLASS E SHAREHOLDERS. If you own Class E shares of any of the Funds, Proposal 4 is applicable to you. Proposal 4 seeks approval from Class E shareholders of The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford U.S. Government Securities Fund to reclassify their existing Class E shares as Class Y shares. Class E shareholders of each Fund listed above will vote separately on Proposal 4.

     CLASS Z SHAREHOLDERS. If you own Class Z shares of any of the Funds, Proposal 5 is applicable to you. Proposal 5 seeks approval from Class Z shareholders of The Hartford Growth Opportunities Fund to reclassify their existing shares as Class Y shares.

Each class of each Fund will vote separately on the applicable proposal (each a "Proposal," and collectively the "Proposals").


Q2. WHY ARE THE RECLASSIFICATIONS BEING PROPOSED?



A2. The Funds' investment adviser, Hartford Investment Financial Services, LLC ("HIFSCO") and the Board of Directors believe that it is in the best interest of each affected class of each affected Fund to consolidate these small, declining share classes. The classes are currently closed to new investors and have been losing assets over time. Additionally, the reclassifications will have the effect of simplifying the Funds' class structure by eliminating several classes that are closed to new investors and that are declining in asset size.

Q3. HOW WILL THE RECLASSIFICATION OF THE CLASS H, CLASS M AND CLASS N SHARES AS CLASS L SHARES AFFECT SHAREHOLDERS?



A3. Class H, M and N shareholders will experience lower Fund expenses due to Class L's significantly lower expenses. It is also anticipated that Class H, Class M and Class N shareholders may experience some regulatory and printing cost savings as a result of the reclassifications.


     Each Class L shareholder is currently permitted to exchange into Class L of any other Fund if the shareholder already owns Class L shares of such Fund. Additionally, each Class L shareholder is permitted to exchange into Class A shares of any other Hartford fund. This exchange privilege will remain the same after the reclassifications. However, if a Class L shareholder exchanges into Class A shares after the reclassifications, front-end sales charges will be waived on the exchange. Additionally, like current Class L shareholders, shareholders who own Class L shares created as a result of the reclassification may continue to invest in their Class L accounts. Front-end sales charges currently applicable to Class L shares will be incurred unless shareholders are able to meet the waiver requirements disclosed in the prospectus. However, there will be no front-end sales charges imposed on Class L shares issued in connection with the reclassification of Class H, M and N shares.


Q4. HOW WILL RECLASSIFYING THE CLASS E AND CLASS Z SHARES AS CLASS Y SHARES AFFECT SHAREHOLDERS?



A4. While Class E and Class Z shareholders of certain Funds currently bear lower expenses than Class Y shareholders, HIFSCO has committed to a three year contractual expense waiver for Class Y shares. As a result, for at least three years following the reclassification, the former Class E and Class Z shareholders will bear expenses that are no higher than they currently bear as Class E and Class Z shareholders. In addition, it is anticipated that shareholders may experience some regulatory and printing cost savings. While Class E shareholders currently incur front-end sales loads in connection with purchases of additional Class E shares, Class Y shareholders do not incur front-end sales loads upon purchase of additional shares.


     Class Y shares are subject to a high initial investment minimum to purchase such shares or to exchange into any other Class Y shares of another Hartford fund although Class E and Class Z shares will be reclassified whether or not the investment minimum is met. Class Y shareholders of a Fund are permitted to exchange into Class Y shares of any other Hartford fund, if shareholders meet the Class Y investment minimum for such other Harford fund. Following the reclassification, Class Y shareholders who do not meet the Class Y investment minimum will be permitted to exchange into Class A shares of such other Hartford fund. However, if a Class Y Shareholder exchanges into Class A shares after the reclassifications, front-end sales charge will be waived on the exchange. Additionally, like current Class Y shareholders, shareholders who own Class Y shares created as a result of the reclassification may continue to invest in their Class Y accounts regardless of whether they meet the Class Y investment minimum.


Q5. WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THE RECLASSIFICATION?



A5. Shareholder approval of each reclassification is required under the terms of the Company's organizational documents and Maryland law, which is the state law under which the Company is organized. Each reclassification of a class of shares of each Fund requires the approval of the Articles of Amendment and Restatement and a Plan of Reclassification by the holders of a majority of the outstanding shares of each affected class of each affected Fund.

Q6. WILL THE PROPOSALS RESULT IN HIGHER EXPENSES FOR ANY OF THE RECLASSIFIED SHARES?



A6. No. The Proposal will not increase Fund expenses. Each Fund pays an advisory fee to HIFSCO and certain other expenses. If the Proposals are approved, Class H, Class M and Class N shareholders are expected to experience lower Fund expenses upon reclassification as Class L shares. With respect to Class E and Class Z shareholders, HIFSCO has agreed to implement a waiver of the Fund's expenses for at least three years following the reclassification such that the former Class E and Class Z shareholders will bear expenses that are no higher than they currently bear as Class E and Class Z shareholders. The waiver may be amended or withdrawn at any time after the expiration of the three-year period. Please refer to the Proxy Statement for further information on the waiver of expenses.



Q7. WHAT WILL HAPPEN IF ONE OR MORE OF THE PROPOSALS ARE NOT APPROVED?



A7. Each proposal requires the approval of the holders of a majority of the outstanding shares of each affected class of each affected Fund. If a proposal is not approved separately by each class of each Fund, then the proposal will not be implemented for such class of that Fund. However, in this circumstance the Board of Directors may determine not to implement a proposal with respect to any class of the Funds unless a proposal has been approved by shareholders of all the Funds.



Q8. HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSALS?



A8. Yes. The Board of Directors has reviewed and approved the Proposal, and recommends that you vote FOR the Proposal(s) applicable to you.



Q9. HOW CAN I VOTE?



A9. You can vote:



     - By mail: complete and return your proxy card in the addressed postage-paid envelope.


     - By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

     - By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

     Whichever method you choose, please take the time to read the Proxy Statement before you vote.


Q10. WHEN SHOULD I VOTE?



A10. Please vote as soon as possible. Representatives of The Hartford or Computershare Fund Services, a firm authorized by The Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.



Q11. WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?



A11. For information about voting, please call toll-free 1-866-904-8748:


     To view The Hartford Mutual Funds' Annual Report for the year ended October 31, 2005, Semi-Annual Report for the period ended April 30, 2006, or a copy of this Proxy Statement, or to obtain additional information about the Proxy
Statement:


     Please go to www.hartfordinvestor.com (see "Your Vote Counts! Get Your 2006 Proxy Information" under "Points of Interest" on or after October 18, 2006);



     Or call 1-888-843-7824 to request a copy.



    THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE
                      PROPOSALS. PLEASE READ IT CAREFULLY.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders (the "Meeting") of the Class E, Class H, Class M, Class N and Class Z shareholders of The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford SmallCap Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, The Hartford U.S. Government Securities Fund, and The Hartford Value Opportunities Fund (the "Funds"), each a series of The Hartford Mutual Funds II, Inc. (the "Company"), will take place on December 19, 2006 at 10:00 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:


                              CLASS
         PROPOSAL            AFFECTED             FUNDS AFFECTED            PAGE
         --------            --------             --------------            ----
1.   The approval of the     Class H    The Hartford Growth Fund, The         4
     Articles of Amendment              Hartford Growth Opportunities
     and Restatement of                 Fund, The Hartford SmallCap
     the Company and a                  Growth Fund, The Hartford
     Plan of                            Tax-Free Minnesota Fund, The
     Reclassification                   Hartford Tax-Free National Fund,
     whereby Class H                    The Hartford U.S. Government
     shares will be                     Securities Fund, and The Hartford
     reclassified as Class              Value Opportunities Fund
     L shares.
                                        (Each Fund listed above will vote
                                        separately on Proposal 1)

2.   The approval of the     Class M    The Hartford Growth Fund, The         4
     Articles of Amendment              Hartford Growth Opportunities
     and Restatement of                 Fund, The Hartford SmallCap
     the Company and a                  Growth Fund, The Hartford
     Plan of                            Tax-Free Minnesota Fund, The
     Reclassification                   Hartford Tax-Free National Fund,
     whereby Class M                    The Hartford U.S. Government
     shares will be                     Securities Fund, and The Hartford
     reclassified as Class              Value Opportunities Fund
     L shares.
                                        (Each Fund listed above will vote
                                        separately on Proposal 2)

3.   The approval of the     Class N    The Hartford Growth Fund, The         4
     Articles of Amendment              Hartford Growth Opportunities
     and Restatement of                 Fund, The Hartford SmallCap
     the Company and a                  Growth Fund, The Hartford
     Plan of                            Tax-Free Minnesota Fund, The
     Reclassification                   Hartford Tax-Free National Fund,
     whereby Class N                    The Hartford U.S. Government
     shares will be                     Securities Fund, and The Hartford
     reclassified as Class              Value Opportunities Fund
     L shares.
                                        (Each Fund listed above will vote
                                        separately on Proposal 3)

4.   The approval of the     Class E    The Hartford Tax-Free Minnesota       7
     Articles of Amendment              Fund, The Hartford Tax-Free
     and Restatement of                 National Fund, and The Hartford
     the Company and a                  U.S. Government Securities Fund
     Plan of
     Reclassification                   (Each Fund listed above will vote
     whereby Class E                    separately on Proposal 4)
     shares will be
     reclassified as

     Class Y shares.

5.   The approval of the     Class Z    The Hartford Growth Opportunities     7
     Articles of Amendment              Fund
     and Restatement of
     the Company and a
     Plan of
     Reclassification
     whereby Class Z
     shares will be
     reclassified as Class
     Y shares.

6.   To transact such
     other business as may
     properly come before
     the Meeting, or any
     adjournment(s) or
     postponement(s)
     thereof.


     The Board of Directors of the Company recommends that you vote FOR the proposal applicable to you listed in this notice. Shareholders of record on September 22, 2006 are entitled to notice of and to vote at the Meeting.


     Please read the enclosed Proxy Statement carefully for information concerning the proposal applicable to you to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

                                        By order of the Board of Directors,



                                        /s/ Edward P. Macdonald
                                        ----------------------------------------
                                        Edward P. Macdonald
                                        Secretary



October 6, 2006

                       THE HARTFORD MUTUAL FUNDS II, INC.
                              500 BIELENBERG DRIVE
                         WOODBURY, MINNESOTA 55125-4401

 THE HARTFORD GROWTH FUND, THE HARTFORD GROWTH OPPORTUNITIES FUND, THE HARTFORD
    SMALLCAP GROWTH FUND, THE HARTFORD TAX-FREE MINNESOTA FUND, THE HARTFORD TAX-FREE NATIONAL FUND, THE HARTFORD U.S. GOVERNMENT SECURITIES FUND, AND THE
                 HARTFORD VALUE OPPORTUNITIES FUND (THE "FUNDS")


                                 PROXY STATEMENT
                                 October 6, 2006


     The enclosed proxy card is solicited by the Board of Directors (the "Board") of The Hartford Mutual Funds, II Inc. (the "Company"), in connection with the Special Meeting of Shareholders of Class H, Class M, Class N, Class E and Class Z shares of The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford SmallCap Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, The Hartford U.S. Government Securities Fund, The Hartford Value Opportunities Fund (the "Funds"), to be held December 19, 2006, at 10:00 a.m., Eastern Time, at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting.


     The purpose of the Meeting is set forth in the accompanying Notice along with a summary of the proposals (each a "Proposal" collectively, the "Proposals"). The approximate mailing date of this Proxy Statement is October 16, 2006. The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting of Shareholders and this Proxy Statement, will be paid by HIFSCO, the Fund's investment manager. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or Computershare Fund Services "Computershare", a firm authorized by The Hartford to assist in the solicitation of proxies, may contact you to solicit your proxy by mail or by telephone. As the Meeting date approaches, shareholders of the Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.


     HIFSCO serves as the Fund's investment manager and the Company's administrator and principal underwriter. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     This joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because shareholders may own shares of more than one Fund or more than one class, to avoid burdening shareholders with more than one proxy statement. At the Meeting, each share of a class of a Fund is entitled to one vote on proposals affecting that class of the Fund; and a fractional share is entitled to a proportionate share of one vote. If you own shares of more than one class of a Fund or in more than one Fund, you must complete a proxy card for each class of each Fund you own.

     If a Proposal is approved by shareholders of one class of a Fund and disapproved by shareholders of the same class of another Fund, the Proposal may be implemented for the class of the Fund that approved the Proposal and will not be implemented for any class of a Fund that did not approve the Proposal. However, in this circumstance the Board of Directors may determine not to implement a Proposal with respect to any class of the Funds unless that Proposal has been approved by shareholders of all the Funds. For example, if Class H shareholders of The Hartford Growth Fund approve the reclassification of Class H shares as Class L shares, but the Class H shareholders of The Hartford Growth Opportunities Fund do not approve the reclassification of Class H shares as Class L shares, the Proposal may be implemented for The Growth Fund but may not be implemented for The Growth Opportunities Fund. However, in this circumstance the Board of Directors may determine not to implement the Proposal for any Class H shareholders of the Funds.


     Shareholders may revoke authority to vote their shares up until voting results are announced for that proposal at the Meeting or any adjournment of the Meeting by giving written notice of revocation to the Secretary of the Company. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted "FOR" the applicable Proposal to reclassify their shares. In instances where choices are specified by the shareholders in the proxy card, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. Votes can be cast to approve or disapprove a Proposal. Abstentions and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "AGAINST" a Proposal. So far as the Board is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.


     Shareholders may vote by completing and returning the enclosed proxy card. Shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card. To vote by internet or by telephone, shareholders will need the "control number" that appears on the proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.


     In all cases where a telephonic proxy is solicited by Computershare, the Computershare representative is required to ask for each shareholder's full name and address, or the Zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to Computershare, then the Computershare representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Computershare representative will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Computershare immediately if his or her instructions are not correctly reflected in the confirmation.


     Although a shareholder's vote may be solicited and taken by telephone, each shareholder will also receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the internet as set forth on the proxy card. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the shareholder.


     Only those shareholders owning Class E, Class H, Class M, Class N and Class Z shares of the Funds as of the close of business on September 22, 2006 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. Appendix A sets forth the issued and outstanding Class E, Class H, Class M, Class N and Class Z shares of the Funds as of the Record Date. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposals described in this Proxy Statement.

     The presence, either in person or by proxy, of shareholders owning a majority of shares of a class of a Fund entitled to vote at each Meeting shall constitute a quorum. If a quorum is not present at a Meeting, or if a quorum is present but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. In determining whether to adjourn a Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at a Meeting in person or by proxy. If a Proposal receives a sufficient number of votes for approval prior to any adjournment, a Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

                      DESCRIPTIONS OF PROPOSALS 1, 2 AND 3

   APPROVAL OF THE RECLASSIFICATIONS OF CLASS H, CLASS M AND CLASS N SHARES AS
                                 CLASS L SHARES

     The Board recommends that Class H, Class M and Class N shareholders approve, with respect to The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford SmallCap Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, The Hartford U.S. Government Securities Fund, The Hartford Value Opportunities Fund (the "Funds"), the reclassifications of their shares as Class L shares. Upon the reclassifications, each Class H, Class M and Class N shareholder will own Class L shares having an aggregate value equal to the aggregate value of the respective Class H, Class M or Class N shares held by that shareholder as of the close of business of the day of the reclassifications. The table below describes Proposals 1, 2 and 3 and describes the class and Funds affected.

                               CLASS
         PROPOSAL            AFFECTED             FUNDS AFFECTED
         --------            --------             --------------
1.   The approval of the     Class H    The Hartford Growth Fund, The
     Articles of Amendment              Hartford Growth Opportunities
     and Restatement of                 Fund, The Hartford SmallCap
     the Company and a                  Growth Fund, The Hartford
     Plan of                            Tax-Free Minnesota Fund, The
     Reclassification                   Hartford Tax-Free National Fund,
     whereby Class H                    The Hartford U.S. Government
     shares will be                     Securities Fund, and The Hartford
     reclassified as Class              Value Opportunities Fund
     L shares.
                                        (Class H shareholders of each
                                        Fund listed above will vote
                                        separately on Proposal 1)

2.   The approval of the     Class M    The Hartford Growth Fund, The
     Articles of Amendment              Hartford Growth Opportunities
     and Restatement of                 Fund, The Hartford SmallCap
     the Company and a                  Growth Fund, The Hartford
     Plan of                            Tax-Free Minnesota Fund, The
     Reclassification                   Hartford Tax-Free National Fund,
     whereby Class M                    The Hartford U.S. Government
     shares will be                     Securities Fund, and The Hartford
     reclassified as Class              Value Opportunities Fund
     L shares.
                                        (Class M shareholders of each
                                        Fund listed above will vote
                                        separately on Proposal 2)

3.   The approval of the     Class N    The Hartford Growth Fund, The
     Articles of Amendment              Hartford Growth Opportunities
     and Restatement of                 Fund, The Hartford SmallCap
     the Company and a                  Growth Fund, The Hartford
     Plan of                            Tax-Free Minnesota Fund, The
     Reclassification                   Hartford Tax-Free National Fund,
     whereby Class N                    The Hartford U.S. Government
     shares will be                     Securities Fund, and The Hartford
     reclassified as Class              Value Opportunities Fund
     L shares.
                                        (Class N shareholders of each
                                        Fund listed above will vote
                                        separately on Proposal 3)

     The reclassifications will be implemented by amending and restating the Company's Articles of Incorporation, as amended and supplemented to date. The Board, including a majority of those Directors who are not "interested persons" of the Funds (as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act")), the Company or the investment manager ("Independent Directors"), approved HIFSCO's proposal to reclassify Class H, Class M and Class N shares as Class L shares for the

Funds, the Articles of Amendment and Restatement reflecting the reclassifications, and a Plan of Reclassification ("Plan") for each affected class of each affected Fund.

     The Proposals are subject to approval by each affected class of the Fund's shareholders. Shareholder approval of the reclassification is required under the terms of the Company's organization documents and Maryland law, which is the state law under which the Company is organized. Therefore, each reclassification of Class H, Class M and Class N shares of each Fund is contingent upon the approval of the Articles of Amendment and Restatement, attached hereto as Appendix B, and a Plan, the form of which is attached hereto as Appendix C, by the holders of a majority of the outstanding shares of each affected class of each Fund.

                      ANTICIPATED BENEFITS FOR SHAREHOLDERS

     Class H, M and N shareholders will experience lower Fund expenses due to Class L's significantly lower expenses. The reduction in expenses is expected to reduce the expense ratio experienced by Class H, M and N shareholders by approximately 0.70% - 0.75%. It is also anticipated that Class H, Class M and Class N shareholders may experience some regulatory and printing cost savings because of the reclassifications.

     Class H, Class M and Class N shareholders do not incur up-front sales charges. Up-front sales charges currently applicable to Class L shares will be incurred by former Class H, Class M and Class N shareholders after the reclassifications unless shareholders are able to meet the waiver requirements disclosed in the prospectus. However, there will be no front-end sales charges imposed on Class L shares issued in connection with the reclassification of Class H, M and N shares. Additionally, Class L shareholders may choose to purchase Class B and Class C shares of a fund. Class B and Class C shares have the same expense ratios and expense waivers as the Class L shares but do not incur an up-front sales charge. However, Class B and Class C shares do incur contingent deferred sales charges.

     Class H, Class M and Class N shareholders each pay 1.00% of the average daily net assets attributable to each class for 12b-1 fees. However, these shareholders will be subject to lower 12b-1 fees as a result of the reclassifications because Class L shareholders only pay 0.25% of the average daily net assets attributable to the class for 12b-1 fees.

     Currently, each Class L shareholder is permitted to exchange shares for Class L shares of any other Fund if the shareholder already owns Class L shares of such Fund. Additionally, each Class L shareholder is permitted to exchange into Class A shares of any other Hartford fund (including funds of Hartford Mutual Funds, Inc., an affiliated registered investment company of the Company). This exchange privilege will remain the same after the reclassifications. However, if a Class L shareholder exchanges into Class A shares after the reclassifications, front-end sales charges will be waived on the exchanged shares. See the table below for the current exchange privileges available to Class H, Class M and Class N shareholders. Additionally, like Class H, Class M and Class N shareholders who are permitted to continue to invest in their accounts, Class L shareholders created as a result of the reclassification may continue to invest in their Class L accounts.

     Set forth below is a table comparing the fees, expenses and exchange privileges of Class H, Class M and Class N shares to Class L shares.

                     Class H                Class M                Class N                Class L
                     -------                -------                -------                -------
Up-front sales
charge               None                   None                   None                   4.75% - 2.00%*+

12b-1 fee            1.00%                  1.00%                  1.00%                  0.25%

Maximum/             Maximum - $500,000     Maximum - $100,000     Maximum - $1,000,000   Maximum - Unlimited
Minimum Investment   Minimum - $1,000       Minimum - $1,000       Minimum - $1,000       Minimum - $1,000

Exchangeability      Class H (only if you   Class M (only if you   Class N (only if you   Class L (only if you
                     currently own Class    currently own Class    currently own Class    are already own Class
                     H shares of that       M shares of that       N shares of that       L shares of such Fund)
                     particular Fund) or    particular Fund) or    particular Fund) or    or Class A
                     Class B                Class B                Class C

* Class H, M and N shareholders will not incur up-front sales charges as a result of the reclassifications. These amounts will be waived for purposes of the reclassifications.


+ Please see the sections entitled "How Sales Charges are Calculated" and "Sales Charge Reductions and Waivers" in the prospectus for details on how the sales charge declines as the amount invested increases.


SEE "GENERAL OVERVIEW FOR ALL PROPOSALS" BELOW FOR MORE INFORMATION ON THE RECLASSIFICATIONS.

                        DESCRIPTIONS OF PROPOSALS 4 AND 5

                APPROVAL OF THE RECLASSIFICATIONS OF CLASS E AND
                        CLASS Z SHARES AS CLASS Y SHARES

     The Board recommends that Class E and Class Z shareholders approve, with respect to the Funds indicated below, the reclassifications of their shares as Class Y shares. Upon the reclassifications, each Class E and Class Z shareholder will own Class Y shares having an aggregate value equal to the aggregate value of the respective Class E or Class Z shares held by that shareholder as of the close of business of the day of the reclassifications. The table below describes Proposals 4 and 5 and describes the class and Funds affected.

                               CLASS
         PROPOSAL            AFFECTED             FUNDS AFFECTED
         --------            --------             --------------
4.   The approval of the     Class E    The Hartford Tax-Free Minnesota
     Articles of Amendment              Fund, The Hartford Tax-Free
     and Restatement of                 National Fund, and The Hartford
     the Company and a                  U.S. Government Securities Fund
     Plan of
     Reclassification                   (Each Fund listed above will vote
     whereby Class E                    separately on Proposal 4)
     shares will be
     reclassified as Class
     Y shares.

5.   The approval of the     Class Z    The Hartford Growth Opportunities
     Articles of Amendment              Fund
     and Restatement of
     the Company and a
     Plan of
     Reclassification
     whereby Class Z
     shares will be
     reclassified as Class
     Y shares.

     The reclassifications will be implemented by amending and restating the Company's Articles of Incorporation, as amended and supplemented to date. The Board, including a majority of those Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act")), the Company or the investment manager ("Independent Directors"), approved HIFSCO's proposal to reclassify Class E and Z shares as Class Y shares for the Funds, the Articles of Amendment and Restatement reflecting the reclassifications, and a Plan of Reclassification ("Plan") for each affected class of each affected Fund.

     The Proposals are subject to approval by the Fund's shareholders. Shareholder approval of the reclassifications is required under the terms of the Company's organization documents and Maryland law, which is the state law under which the Company is organized. Therefore, each reclassification of Class E and Class Z shares of the affected Funds requires the approval of the Articles of Amendment and Restatement, attached hereto as Exhibit B, and a Plan, the form of which is attached hereto as Exhibit C, by the holders of a majority of the outstanding shares of each affected class of each Fund.

                      ANTICIPATED BENEFITS FOR SHAREHOLDERS

     While Class E and Class Z shareholders of certain Funds currently bear lower expenses than Class Y shareholders, HIFSCO has committed to a three year contractual expense waiver for Class Y shares. As a result, for at least three years following the reclassification, the former Class E and Class Z shareholders will bear expenses that are no higher than they currently bear as Class E and Class Z shareholders. In addition, it is anticipated that shareholders may experience some regulatory and printing cost savings. While Class E shareholders currently incur front-end sales loads in connection with purchases of additional Class E shares, Class Y shareholders do not incur front-end sales loads upon purchase of additional shares.

     Class Y shares are subject to a high initial investment minimum to purchase such shares or to exchange into any other Class Y shares of another Hartford fund although Class E and Class Z shares will be reclassified whether or not the investment minimum is met. Class Y shareholders of a Fund are permitted to exchange into Class Y shares of any other Hartford fund, if shareholders meet the Class Y investment minimum for such other Harford fund. Following the reclassification, Class Y shareholders who do not meet the Class Y investment minimum will be permitted to exchange into Class A shares of such other Hartford fund (including funds of Hartford Mutual Funds, Inc., an affiliated registered investment company of the Company). Shares exchanged from Class Y to Class A will not incur a sales charge. However, any new Class A purchases will incur a sales charge. See the table below for the current exchange privileges available to Class E and Class Z shareholders. Additionally, like current Class Y shareholders, shareholders who own Class Y shares created as a result of the reclassification may continue to invest in their Class Y accounts regardless of whether they meet the Class Y investment minimum.

     Set forth below is a table with respect to Class E and Class Z shares in comparison to Class Y shares.


                                 Class E                  Class Z                   Class Y
                                 -------                  -------                   -------
Up-front sales charge         4.75% - 2.00%+                None                      None

12b-1 fee                          None                     None                      None

Maximum/Minimum            Maximum - unlimited      Maximum - unlimited       Maximum - unlimited
Investment
                              Minimum - none           Minimum - none         Minimum - $1 million
                                                                              (institutional), $10
                                                                              million (individual)

Exchangeability            Class E (only if you           Class A         Class Y or Class A if Class
                          currently own Class E                             Y minimum cannot be met.
                        shares of that particular
                             Fund) or Class A



+ Please see the sections entitled "How Sales Charges are Calculated" and "Sales Charge Reductions and Waivers" in the prospectus for details on how the sales charge declines as the amount invested increases.


SEE "GENERAL OVERVIEW FOR ALL PROPOSALS" BELOW FOR MORE INFORMATION ON THE RECLASSIFICATIONS.

                       GENERAL OVERVIEW FOR ALL PROPOSALS

                        REASONS FOR THE RECLASSIFICATIONS

     HIFSCO and the Company's Board of Directors recommend the approval of the reclassifications. HIFSCO and the Board believe that it is in the best interest of each affected class of each affected Fund to consolidate these small, declining share classes. The classes are currently closed to new investors and have been losing assets over time. As of December 31, 2005, Classes E, H, M, N and Z represented 25% of the total LEHMNZ assets, whereas Class L represented 75% of such assets.

     HIFSCO and the Board recently determined that the offer of certain new share classes would be in the best interests of the Funds. HIFSCO and the Board believe, however, that a large number of share classes may lead to investor confusion. The reclassifications will have the effect of simplifying the Funds' class structure by eliminating several classes that are closed to new investors and that are declining in asset size.


     In addition to the reasons discussed above, in considering the reclassifications, HIFSCO and the Company's Board of Directors also considered the anticipated benefits and effects of the reclassifications for shareholders of the affected classes as discussed previously, including the anticipated level of fees and expenses payable by Classes E and Z and Classes M, N and H shareholders upon consummation of the reclassifications, and that shareholders of the affected classes will not be otherwise disadvantaged as a result of the reclassifications.


     All costs associated with the reclassifications will be paid by HIFSCO.

            DESCRIPTION OF THE ARTICLES OF AMENDMENT AND RESTATEMENT

The following discussion of the Articles of Amendment and Restatement is qualified in its entirety by reference to the Articles of Amendment and Restatement, the form of which is attached hereto as Appendix B.

     The reclassifications will be implemented by amending and restating the Company's Articles of Incorporation. If the Proposals are approved and implemented for each class of each Fund, the Articles of Incorporation will be amended and restated to reflect the deletion of Class E, Class H, Class M, Class N and Class Z shares. Additionally, the Articles will be amended and restated to reflect the increased number of shares of capital stock of Class L and Class Y shares that the Company has authority to issue. The Articles of Amendment and Restatement will not amend or change the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and condition of redemption for Class L or Class Y shares.

     The form of the Articles of Amendment and Restatement are attached as Appendix B of this Proxy Statement. The above description of the Articles of Amendment and Restatement is qualified in its entirety by reference to Appendix B.

                  DESCRIPTION OF THE PLANS OF RECLASSIFICATION



The following discussion of the terms of each Plan is qualified in its entirety by reference to the Plan of Reclassification, a form of which is attached hereto as Appendix C.



Class H, Class M and Class N Plans


     Each Plan, as applicable, provides for all outstanding Class H shares, Class M shares and Class N shares of the applicable Fund to be reclassified as Class L shares of the same respective Fund. Upon the reclassification of Classes M, N and H shares as Class L shares, each Class H, Class M and Class N shareholder will own Class L shares having an aggregate value equal to the aggregate value of Class H, M or N shares held by that shareholder as of the close of business of the day of the reclassification. The respective Funds will then designate on their books and records each Class H shareholder, Class M shareholder and Class N shareholder as holding the number of Class L shares of the same respective Fund.

Class E and Z Plans

     Each Plan, as applicable, provides for all outstanding Class E shares and Class Z shares of the applicable Fund to be reclassified as Class Y shares of the same respective Fund. Upon the reclassification of Classes E and Z shares as Class Y shares, each Class E and Class Z shareholder will own Class Y shares having an aggregate value equal to the aggregate value of Class E or Z shares held by that shareholder as of the close of business of the day of the reclassification. The respective Funds will then designate on their books and records each Class E shareholder and Class Z shareholder as holding the number of Class Y shares of the same respective Fund.

                                      * * *

     Each Plan will only become effective upon approval of the applicable Plan and Articles of Amendment and Restatement by the affirmative vote of holders of a majority of the outstanding class of the respective Fund,. If a Plan is not approved separately by each class of each Fund and in accordance with the provisions of the Articles of Incorporation and By-laws on or before the closing date of each reclassification, then the Plan will not be consummated for such class of that Fund. However, in this circumstance the Board of Directors may determine not to implement a Plan with respect to any class of the Funds unless a Plan has been approved by shareholders of all the Funds.


     Subject to shareholder approval, the closing date of each reclassification whereby each Plan will take effect will be on or about February 12, 2007.


     The form of each Plan is attached as Appendix C to this Proxy Statement. The above description of the terms of each Plan is qualified in its entirety by reference to Appendix C.

                         FEDERAL INCOME TAX CONSEQUENCES


     The proposed reclassifications should be deemed to be non-taxable exchanges under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification of each reclassification as a tax-free transaction means, among other things, that (i) no gain or loss will be recognized under the Code by the affected Funds or by the shareholders of the Funds as a result of the reclassifications, and
(ii) a shareholder's adjusted basis for Federal income tax purposes in the Class Y or Class L shares received in a reclassification will be the same as that shareholder's adjusted basis immediately before the transaction in the Class E and Z or Class M, N and H shares reclassified. Dechert LLP, counsel to the Funds, will provide a legal opinion to the effect that, based on certain facts, assumptions, and representations, each reclassification shall constitute a tax-free transaction for Federal income tax purposes.

                                  REQUIRED VOTE

     Approval of the Articles of Amendment and Restatement of the Company and the Plan applicable to each class of each Fund requires an affirmative vote of the more than 50% of the outstanding shares of the Funds. Unless otherwise instructed, the proxies will vote properly executed proxy cards FOR the approval of the Proposals.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL APPLICABLE TO YOU.

                                  OTHER MATTERS

     Management does not intend to present any business to the Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

                                BENEFICIAL OWNERS


     As of August 31, 2006, all directors and officers as a group owned less than 1% of the outstanding shares of each class of the Fund's shares. As of August 31, 2006, to the knowledge of the Company, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Fund, except as listed in Appendix D.



     As of August 31, 2006, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Company's investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).


                              SHAREHOLDER MAILINGS


     To help lower the impact of operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address, rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Fund at 1-888-843-7824 or writing to the Fund at The Hartford Mutual Funds, P.O. Box 64387 St. Paul, Minnesota 55164-0387, and requesting additional copies of Fund documents. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns shares in two or more classes or Funds may receive two or more packages each containing a Proxy Statement and a proxy card for each Fund in which such shareholder is a beneficial owner. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.


     A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, OR A COPY OF THE PROSPECTUS OR PROXY, IS AVAILABLE UPON REQUEST, AND WITHOUT CHARGE.

     If you would like to view a copy on the internet, please go to www.hartfordinvestor.com (see "Your Vote Counts! Get Your 2006 Proxy Information" under "Points of Interest"). Alternatively, if you would like to receive a copy, please contact the Fund at P.O. Box 64387, St. Paul, Minnesota 55164-0387 or call 1-888-843-7824, and a copy will be sent, without charge, by first class mail within three business days of your request.

                              SHAREHOLDER PROPOSALS

     The Funds are not required to hold annual meetings of shareholders and currently does not intend to hold such meetings, unless shareholder action is required in accordance with the 1940 Act. To be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, a shareholder proposal must be submitted to the applicable Fund at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                                        By order of the Board of Directors,



                                        /s/ EDWARD P. MACDONALD
                                        ----------------------------------------
                                        Edward P. Macdonald



October 6, 2006                        Secretary

PROXY                   THE HARTFORD MUTUAL FUNDS II, INC.                 PROXY
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 19, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Tamara Fagely, Edward Macdonald and Michael Phillips or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the "Proxies"), to vote, as designated herein, all shares of The Hartford Mutual Funds II, Inc. (the "Funds") held by the undersigned on September 22, 2006, at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on December 19, 2006 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Fund or by executing a superceding proxy.


                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192


                            ------------------------    ------------------------

                            NOTE: Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (Joint Owners)


                            ----------------------------------------------------
                            Date                                       HGF_16928


FUNDS                         FUNDS                         FUNDS
-----                         -----                         -----
Fundname Drop In 1            Fundname Drop In 2            Fundname Drop In 3
Fundname Drop In 4            Fundname Drop In 5            Fundname Drop In 6
Fundname Drop In 7




                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

       (COMPUTER GRAPHIC)               (TELEPHONE GRAPHIC)               (ENEVELOPE GRAPHIC)                 (PERSON GRAPHIC)

      VOTE ON THE INTERNET                 VOTE BY PHONE                     VOTE BY MAIL                       VOTE IN PERSON
           LOG ON TO:                   CALL 1-866-241-6192          VOTE, SIGN AND DATE THIS PROXY       ATTEND SHAREHOLDER MEETING
  HTTPS://VOTE.PROXY-DIRECT.COM         FOLLOW THE RECORDED             CARD AND RETURN IN THE               200 HOPMEADOW STREET
FOLLOW THE ON-SCREEN INSTRUCTIONS          INSTRUCTIONS                  POSTAGE-PAID ENVELOPE                   SIMSBURY, CT
       AVAILABLE 24 HOURS               AVAILABLE 24 HOURS                                                   ON DECEMBER 19, 2006


                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE:    [X]

[ ] To vote as the Board Recommends for ALL Funds on ALL Proposals mark this box. No other vote is necessary.

1. THE APPROVAL OF THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE COMPANY AND A PLAN OF RECLASSIFICATION WHEREBY CLASS H SHARES WILL BE RECLASSIFIED AS CLASS L SHARES.

                     FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]     Fundname Drop In 2   [ ]    [ ]      [ ]     Fundname Drop In 3   [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]     Fundname Drop In 5   [ ]    [ ]      [ ]     Fundname Drop In 6   [ ]    [ ]      [ ]
Fundname Drop In 7   [ ]    [ ]      [ ]

2. THE APPROVAL OF THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE COMPANY AND A PLAN OF RECLASSIFICATION WHEREBY CLASS M SHARES WILL BE RECLASSIFIED AS CLASS L SHARES.

                     FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]     Fundname Drop In 2   [ ]    [ ]      [ ]     Fundname Drop In 3   [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]     Fundname Drop In 5   [ ]    [ ]      [ ]     Fundname Drop In 6   [ ]    [ ]      [ ]
Fundname Drop In 7   [ ]    [ ]      [ ]

3. THE APPROVAL OF THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE COMPANY AND A PLAN OF RECLASSIFICATION WHEREBY CLASS N SHARES WILL BE RECLASSIFIED AS CLASS L SHARES.

                     FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]     Fundname Drop In 2   [ ]    [ ]      [ ]     Fundname Drop In 3   [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]     Fundname Drop In 5   [ ]    [ ]      [ ]     Fundname Drop In 6   [ ]    [ ]      [ ]
Fundname Drop In 7   [ ]    [ ]      [ ]

4. THE APPROVAL OF THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE COMPANY AND A PLAN OF RECLASSIFICATION WHEREBY CLASS E SHARES WILL BE RECLASSIFIED AS CLASS Y SHARES.

                     FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]     Fundname Drop In 2   [ ]    [ ]      [ ]     Fundname Drop In 3   [ ]    [ ]      [ ]

5. THE APPROVAL OF THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE COMPANY AND A PLAN OF RECLASSIFICATION WHEREBY CLASS Z SHARES WILL BE RECLASSIFIED AS CLASS Y SHARES.

                     FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]

6. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.



                                    HGF_16928

                                                                      APPENDIX A

                  FUND SHARES OUTSTANDING ON SEPTEMBER 22, 2006

                              HARTFORD GROWTH FUND


          Shares Outstanding
 Class      on Record Date
 -----    ------------------
Class H       956,155.02
Class M       996,291.33
Class N       240,692.56


                       HARTFORD GROWTH OPPORTUNITIES FUND


          Shares Outstanding
 Class      on Record Date
 -----    ------------------
Class H      1,352,306.08
Class M        845,250.84
Class N        214,601.70
Class Z      1,163,863.86


                          HARTFORD SMALLCAP GROWTH FUND


          Shares Outstanding
 Class      on Record Date
 -----    ------------------
Class H       488,554.03
Class M       526,433.20
Class N       207,068.48


                           HARTFORD TAX-FREE MINNESOTA


          Shares Outstanding
 Class      on Record Date
 -----    ------------------
Class E      2,305,547.37
Class H         11,151.95
Class M         11,501.48
Class N         18,643.35

                         HARTFORD TAX-FREE NATIONAL FUND


          Shares Outstanding
 Class      on Record Date
 -----    ------------------
Class E      2,540,414.58
Class H         17,128.98
Class M        111,733.18
Class N         35,992.56


                    HARTFORD U.S. GOVERNMENT SECURITIES FUND


          Shares Outstanding
 Class      on Record Date
 -----    ------------------
Class E      9,789,020.20
Class H        218,558.74
Class M        244,413.41
Class N         76,034.75


                        HARTFORD VALUE OPPORTUNITIES FUND


          Shares Outstanding
 Class      on Record Date
 -----    ------------------
Class H       220,474.51
Class M       421,011.69
Class N       124,156.05

                                                                      APPENDIX B

                      ARTICLES OF AMENDMENT AND RESTATEMENT

     HARTFORD MUTUAL FUNDS II, INC., a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Charter of the Corporation is hereby amended and restated in its entirety to read as follows:

                                   ARTICLE I
                                      NAME

     The name of the corporation (which is hereinafter called the "Corporation") is:

                         Hartford Mutual Funds II, Inc.

                                   ARTICLE II
                               PURPOSES AND POWERS

     (a) The purposes for which the Corporation is formed and the business and objects to be carried on and promoted by it are:

          (1) To engage generally in the business of investing, reinvesting, owning, holding or trading in securities, as an investment company classified under the Investment Company Act of 1940, as from time to time amended (hereinafter referred to as the "Investment Company Act"), as an open-end management company.

          (2) To engage in any one or more businesses or transactions, or to acquire all or any portion of any entity engaged in any one or more businesses or transactions, which the Board of Directors may from time to time authorize or approve, whether or not related to the business described elsewhere in this Article or to any other business at the time or theretofore engaged in by the Corporation.

          (3) To hold, invest and reinvest its assets in securities, including securities of other investment companies and other instruments and obligations, and in connection therewith, to hold part or all of its assets in cash.

          (4) To subscribe for, invest in, purchase or otherwise acquire, own, hold, sell, exchange, pledge or otherwise dispose of, securities or other financial instruments or property or interests in property of every nature and kind, including, without limitation, all types of stocks, bonds, debentures, notes, options, futures contracts and options thereon, other securities or obligations or evidences of indebtedness or ownership issued or created by any and all persons, associations, agencies, trusts or corporations, public or private, whether created, established or organized under the laws of the United States, any of the States, or any territory or district or colony or possession thereof, or under the laws of any foreign country, and also foreign and domestic government and municipal obligations, bank acceptances and commercial paper; to pay for the same in cash or by the issue of stock, bonds, or notes of this Corporation or otherwise; and while owning and holding any such securities or other financial instruments or property or interests in property, to exercise all the rights, powers and privileges of a stockholder or owner, including, and without limitation, the right to delegate and assign to one or more persons, firms, associations, or corporations the power to exercise any of said rights, powers and privileges in respect of any such securities or other financial instruments or property or interests in property; to borrow money or otherwise obtain credit and, if required, to secure the same by mortgaging, pledging or otherwise encumbering as security the assets of this Corporation.

          (5) To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration now or hereafter permitted by the Maryland General Corporation Law and by the charter of this Corporation, as its Board of Directors may determine, provided, however, that the value of the consideration per share to be received by the Corporation upon the sale or other disposition of any shares of its capital stock shall be not less than the par value per share of such capital stock outstanding at the time of such event.

          (6) To redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the Maryland General Corporation Law and by the charter of this Corporation.

          (7) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of any of the foregoing purposes or objects.

     (b) The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the General Laws of the State of Maryland.

                                  ARTICLE III
                       PRINCIPAL OFFICE AND RESIDENT AGENT

     The address of the principal office of the Corporation in this State is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in this State are The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.

                                   ARTICLE IV
                                  CAPITAL STOCK

     (a) The total number of shares of stock of all classes and series which the Corporation initially has authority to issue is one hundred forty four billion five hundred million (144,500,000,000) shares of $0.0001 par value common stock, having an aggregate par value of fourteen million four hundred fifty thousand ($14,450,000). All of such shares are initially classified as "Common Stock". The Board of Directors may classify or reclassify any unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

     (b) Unless otherwise prohibited by law, the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation has authority to issue.

     (c) The authorized shares of Common Stock shall be classified into the following series of Common Stock and shall be further sub-divided into the following classes, each series and class comprising the number of shares indicated, subject to the authority of the Board of Directors to classify or reclassify any unissued shares of capital stock and to the authority of the Board of Directors to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation has the authority to issue:

                          SERIES                            NUMBER OF SHARES IN SERIES
                          ------                            --------------------------
The Hartford SmallCap Growth Fund                                 22,500,000,000
   The Hartford SmallCap Growth Fund - Class A                     5,000,000,000
   The Hartford SmallCap Growth Fund - Class B                     5,000,000,000
   The Hartford SmallCap Growth Fund - Class C                     5,000,000,000
   The Hartford SmallCap Growth Fund - Class I                     1,500,000,000
   The Hartford SmallCap Growth Fund - Class L                     5,500,000,000
   The Hartford SmallCap Growth Fund - Class Y                       500,000,000
The Hartford Growth Fund                                          22,500,000,000
   The Hartford Growth Fund - Class A                              5,000,000,000
   The Hartford Growth Fund - Class B                              5,000,000,000
   The Hartford Growth Fund - Class C                              5,000,000,000
   The Hartford Growth Fund - Class I                              1,500,000,000
   The Hartford Growth Fund - Class L                              5,500,000,000
   The Hartford Growth Fund - Class Y                                500,000,000
The Hartford Growth Opportunities Fund                            19,250,000,000

   The Hartford Growth Opportunities Fund - Class A                4,000,000,000
   The Hartford Growth Opportunities Fund - Class B                4,000,000,000
   The Hartford Growth Opportunities Fund - Class C                4,000,000,000
   The Hartford Growth Opportunities Fund - Class I                1,450,000,000
   The Hartford Growth Opportunities Fund - Class L                4,900,000,000
   The Hartford Growth Opportunities Fund - Class Y                  900,000,000
The Hartford Tax-Free Minnesota Fund                              19,250,000,000
   The Hartford Tax-Free Minnesota Fund - Class A                  4,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class B                  4,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class C                  4,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class L                  5,350,000,000
   The Hartford Tax-Free Minnesota Fund - Class Y                  1,900,000,000
The Hartford Tax-Free National Fund                               19,250,000,000
   The Hartford Tax-Free National Fund - Class A                   4,000,000,000
   The Hartford Tax-Free National Fund - Class B                   4,000,000,000
   The Hartford Tax-Free National Fund - Class C                   4,000,000,000
   The Hartford Tax-Free National Fund - Class L                   5,350,000,000
   The Hartford Tax-Free National Fund - Class Y                   1,900,000,000
The Hartford U.S. Government Securities Fund                      19,250,000,000
   The Hartford U.S. Government Securities Fund - Class A          4,000,000,000
   The Hartford U.S. Government Securities Fund - Class B          4,000,000,000
   The Hartford U.S. Government Securities Fund - Class C          4,000,000,000
   The Hartford U.S. Government Securities Fund - Class L          5,350,000,000
   The Hartford U.S. Government Securities Fund - Class Y          1,900,000,000

The Hartford Value Opportunities Fund                             22,500,000,000
   The Hartford Value Opportunities Fund - Class A                 5,000,000,000
   The Hartford Value Opportunities Fund - Class B                 5,000,000,000
   The Hartford Value Opportunities Fund - Class C                 5,000,000,000
   The Hartford Value Opportunities Fund - Class I                 1,500,000,000
   The Hartford Value Opportunities Fund - Class L                 5,500,000,000
   The Hartford Value Opportunities Fund - Class Y                   500,000,000

Any series of Common Stock shall be referred to herein individually as a "Series" and collectively, together with any further series from time to time established, as the "Series." Any class of a Series of Common Stock shall be referred to herein individually as a "Class" and collectively, together with any further class or classes of such Series from time to time established, as the "Classes."

     (d) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of Common Stock classified into the Series listed above and any additional Series of Common Stock of the Corporation (unless provided otherwise by the Board of Directors with respect to any such additional Series at the time it is established and designated):

          (1) ASSETS BELONGING TO SERIES. All consideration received by the Corporation from the issue or sale of shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any investment or reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, together with any General Items (as defined below) allocated to that Series as provided in the following sentence, are herein referred to collectively as "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular Series (collectively, "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to a particular Series shall belong to that Series. Each such allocation by or under the supervision of the Board of Directors shall be conclusive and binding for all purposes.

          (2) LIABILITIES OF SERIES. The assets belonging to each particular Series shall be charged with the liabilities of the Corporation in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as pertaining to any particular Series, shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Series are herein referred to collectively as "liabilities of' that Series. Each allocation of liabilities, expenses, costs, charges and reserves by or under the supervision of the Board of Directors shall be conclusive and binding for all purposes.

          (3) DIVIDENDS AND DISTRIBUTIONS. Dividends and capital gains distributions on shares of a particular Series may be paid with such frequency, in such form and in such amount as the Board of Directors may determine by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities of that Series. All dividends on shares of a particular Series shall be paid only out of the income belonging to that Series and all capital gains distributions on shares of a particular Series shall be paid only out of the capital gains belonging to that Series. All dividends and distributions on shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the stockholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

     Dividends and distributions may be paid in cash, property or additional shares of the same or another Series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by stockholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in shares shall be paid at the current net asset value thereof.

          (4) VOTING. On each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each share outstanding in his name on the books of the Corporation, irrespective of the Series thereof, and all shares of all Series shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any Series is required by the Investment Company Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that Series shall apply in lieu of Single Class Voting, (ii) in the event that the separate vote requirement referred to in clause (i) above applies with respect to one or more Series, then, subject to clause (iii) below, the shares of all other Series shall vote as a single class; and (iii) as to any matter which, in the judgment of the Board of Directors, does not affect the interest of a particular Series, including liquidation of another Series as described in subsection (7) below, only the holders of shares of the one or more affected Series will be entitled to vote.

          (5) REDEMPTION BY STOCKHOLDERS. Each holder of shares of a particular Series shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of that Series, at a redemption price per share equal to the net asset value per share of that Series next determined after the shares are properly tendered for redemption, less such redemption fee or sales charges, if any, as may be established by the Board of Directors in its sole discretion in accordance with any provisions of applicable law. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by applicable law, make payment wholly or partly in securities or other assets belonging to the Series of which the shares being redeemed are a part, at the value of such securities or assets used in such determination of net asset value.

     Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of any Series to require the Corporation to redeem shares of that Series during any period or at any time when and to the extent permissible under applicable law.

          (6) REDEMPTION BY CORPORATION. The Board of Directors may cause the Corporation to redeem at their net asset value the shares of any Series held in an account (i) if the redemption is, in the opinion of the Board of Directors of the Corporation, desirable in order to prevent the Corporation from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as from time to time amended, (ii) if the value of an account maintained by the Corporation or its transfer agent for any stockholder is less than a specified amount determined by the Board of Directors of the Corporation, from time to time, and the stockholder has been given at least thirty (30) days' written notice of the redemption and has failed to make additional purchases of shares in an amount sufficient to bring the value of the account up to the specified account value before the redemption is effected by the Corporation,
(iii) if the stockholder has failed to furnish a correct certified social security or tax identification number required by the Corporation to be obtained or (iv) if the Board of Directors otherwise determines, in its sole discretion, to cause the redemption.

          (7) LIQUIDATION. In the event of the liquidation of a particular Series, the stockholders of the Series that is being liquidated shall be entitled to receive, as a class, when and as declared by the Board of Directors, the excess of the assets belonging to that Series over the liabilities of that Series. The holders of shares of any particular Series shall not be entitled thereby to any distribution upon liquidation of any other Series. The assets so distributable to the stockholders of any particular Series shall be distributed among such stockholders in proportion to the number of shares of that Series held by them and recorded on the books of the Corporation. The liquidation of any particular Series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, and, if required under Maryland or other applicable law, subject to the approval of the stockholders of that Series, and without the vote of the holders of shares of any other Series. The liquidation of a particular Series may be accomplished, in whole or in part, by the transfer of assets of such Series to another Series or by the exchange of shares of such Series for the shares of another Series.

          (8) NET ASSET VALUE PER SHARE. The net asset value per share of any Series shall be the quotient obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities of that Series) by the total number of shares of that Series outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles. The Board of Directors, in its sole discretion, may prescribe and shall set forth in the Bylaws of the Corporation or in a duly adopted resolution of the Board of Directors such bases and times for determining the value of the assets belonging to, and the net asset value per share of outstanding shares of, each Series, or the net income attributable to such shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital. Each such determination and allocation shall be conclusive and binding for all purposes. The Board of Directors may determine to maintain the net asset value per share of any Series at a designated constant dollar amount and in connection therewith may adopt procedures for the continuing declaration of income attributable to that Series as dividends and for the handling of any losses attributable to that Series. Such procedures may provide that in the event of any loss, each stockholder shall be deemed to have contributed to the capital of the Corporation attributable to that Series his pro rata portion of the total number of shares required to be canceled in order to permit the net asset value per share of that Series to be maintained, after reflecting such loss, at the designated constant dollar amount. Each stockholder of the Corporation shall be deemed to have agreed, by his investment in any Series with respect to which the Board of Directors shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

          (9) CONVERSION OR EXCHANGE RIGHTS. The Board of Directors shall have the authority to provide that holders of shares of any Series shall have the right to convert or exchange said shares into shares of one or more other Series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

     (e) Unless otherwise provided in the Articles Supplementary establishing such Classes, all Classes of a particular Series of Common Stock of the Corporation shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights with any other shares of Common Stock of that Series; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

          (1) The Class A shares are subject to such front-end sales loads and fees and expenses under a Rule 12b-1 plan, established by the Board of Directors, as may be approved by the stockholders of such Class from time to time to the extent required by applicable law. The Class A shares are also subject to such contingent deferred sales charges as may be established by the Board of Directors, as may be approved by the stockholders of such Class from time to time to the extent required by applicable law.

          (2) The Class B, Class C and Class L shares, respectively, are subject to such fees and expenses under a Rule 12b-1 plan, established by the Board of Directors, as may be approved by the stockholders of such Class from time to time to the extent required by applicable law. The Class B and Class C shares, respectively, are also subject to such contingent deferred sales charges as may be established by the Board of Directors, as may be approved by the stockholders of such Class from time to time to the extent required by applicable law.

          (3) Expenses related solely to a particular Class of a Series (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses (including transfer agent fees) under an administration or service agreement, plan or other arrangement, however designated) shall be borne by that Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Class.

          (4) Shares of any Class of a Series may be exchanged for, or may be converted into, shares of any Class of another Series or the same Series on such terms and subject to such conditions as the Board of Directors may from time to time specify.

          (5) At such time as may be determined by the Board of Directors, shares of a particular Class of a Series may be automatically converted into shares of another Class. The Board of Directors, in its sole discretion, may suspend or terminate any conversion rights at any time.

          (6) As to any matter with respect to which a separate vote of any Class of a Series is required by applicable law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection
(5) above), such requirement as to a separate vote by that Class shall apply in lieu of Single Class Voting, and if consistent with applicable law, the Classes of more than one Series shall vote together as a single class on any such matter which shall have the same effect on each such Class. As to any matter which does not affect the interest of all Classes of a Series, only the holders of shares of the affected Classes of that Series shall be entitled to vote.

     (f) The Corporation may issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the charter or Bylaws of the Corporation, they shall be deemed to include fractions of shares where the context does not clearly indicate that only full shares are intended.

     (g) The Corporation shall not be obligated to issue certificates representing shares of any Class or Series of capital stock. At the time of issue or transfer of shares without certificates, the Corporation shall provide the stockholder with such information as may be required under the Maryland General Corporation Law.

                                    ARTICLE V
     PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE
                CORPORATION AND OF THE DIRECTORS AND STOCKHOLDERS

     (a) The number of Directors of the Corporation shall be ten; provided, however, that the number may be increased or decreased in accordance with the Bylaws of the Corporation. The names of the Directors who shall act until their successors are duly chosen and qualify are:


                                  Lynn Birdsong
                                  Robert Gavin
                                   Duane Hill
                                  Sandra Jaffee
                                William Johnston
                                    Tom Marra
                                Phillip Peterson
                                  Lemma Senbet
                                  Lowndes Smith
                               David Znamierowski


     (b) The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any Class or Series, whether now or hereafter authorized, or securities convertible into shares of its stock of any Class or Series, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders.

     (c) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

     (d) The Board of Directors of the Corporation shall, consistent with applicable law, have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to determine that the retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or by the Bylaws, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized so to do by resolution of the Board of Directors.

     (e) Notwithstanding any provision of Maryland law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes and series of capital stock or of the total number of shares of any class or series of capital stock entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes and series outstanding and entitled to vote thereon, or of the class or series entitled to vote thereon as a separate class, as the case may be, except as otherwise provided in the charter of the Corporation.

     (f) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the Maryland General Corporation Law and the federal securities laws now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

     (g) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and other applicable law, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

     (h) The Corporation reserves the right from time to time to make any amendments of its charter which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its charter, of any of its outstanding stock by classification, reclassification or otherwise.

     (i) The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the Maryland General Corporation Law now or hereafter in force.

                                   ARTICLE VI
                               PERPETUAL EXISTENCE

     The duration of the Corporation shall be perpetual.

                                      *****

     SECOND: (a) As of immediately before the amendment and restatement the total number of shares of capital stock of all classes which the Corporation has authority to issue is One Hundred Forty Billion (140,000,000,000) shares, of which all shares are Common Stock (par value $.0001 per share).

     (b) As amended the total number of shares of capital stock of all classes which the Corporation has authority to issue is One Hundred Forty Billion Five Hundred Million (144,500,000,000) shares, of which all shares are Common Stock (par value $0.0001 per share).

     (c) The aggregate par value of all shares having a par value is fourteen million ($14,000,000) before the amendment and fourteen million four hundred fifty thousand ($14,450,000) as amended.

     (d) The shares of capital stock of the Corporation are divided into classes, and a description, as amended, of each class, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption is set forth in Article FIRST.

     THIRD: The foregoing amendment and restatement to the Charter of the Corporation has been approved by a majority of the entire Board of Directors and no stock entitled to be voted on the matter was outstanding or subscribed for at the time of approval.

     IN WITNESS WHEREOF, Hartford Mutual Funds II, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on __________, 2007.

WITNESS:                                HARTFORD MUTUAL FUNDS II, INC.


                                        By:
-------------------------------------       ------------------------------------
Assistant Secretary                         President

                                      *****

     THE UNDERSIGNED, President of Hartford Mutual Funds II, Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment and Restatement to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                        ----------------------------------------
                                        President

                                                                      APPENDIX C

                        FORM OF PLANS OF RECLASSIFICATION

     THE PLANS OF RECLASSIFICATION (each, a "PLAN" and collectively, the "PLANS") dated as of this ___ day of February 2007 are adopted on behalf of The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford SmallCap Growth Fund, The Hartford Value Opportunities Fund, The Hartford US Government Securities Fund, The Hartford Tax-Free National Fund and The Hartford Tax-Free Minnesota Fund (each, a "FUND"), each a separate series of Hartford Mutual Funds II, Inc. (the "COMPANY"), a Maryland corporation with its principal place of business at 500 Bielenberg Drive, Woodbury, Minnesota 55125-1400, operating as an open-end management investment company under the Investment Company Act of 1940.

     WHEREAS, the reclassifications (the "RECLASSIFICATIONS") are intended to be effectuated pursuant to an amendment and restatement of the Company's Articles of Incorporation.

     WHEREAS, the Reclassifications will consist of (i) the reclassification of all of the authorized (including issued and outstanding) Class E and Class Z shares of each applicable Fund, identified on Exhibit A hereto, as Class Y Shares of the same respective Fund (the "Y Reclassification(s)"), and (ii) the reclassification of all of the authorized (including issued and outstanding) Class H, Class M and Class N Shares of each applicable Fund, as identified on Exhibit B hereto, as Class L Shares of the same respective Fund (the "L Reclassification(s)"), all upon the terms and subject to the conditions set forth herein; and

     WHEREAS, the Plans are intended to be and each is adopted as a "plan of reorganization" within the meaning of Section 368(a)(1)(E) of the U.S. Internal Revenue Code of 1986, as amended (the "CODE"); and

     WHEREAS, each Reclassification is expected to qualify as a tax-free transaction under Section 1036 of the Code and should also qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(E) of the Code; and

     WHEREAS, the Board of Directors of the Company on behalf of the Funds has determined that each Y Reclassification is advisable and in the best interests of the applicable Fund shareholders, and that the interests of the existing holders of Class Y Shares of each Fund would not be diluted as a result of any Y Reclassification.

     WHEREAS, the Board of Directors of the Company on behalf of the Funds has determined that each L Reclassification is advisable and in the best interests of the applicable Fund shareholders, and that the interests of the existing holders of Class L Shares of each Fund would not be diluted as a result of any L Reclassification.

1. RECLASSIFICATIONS

          1.1. Upon the terms and subject to the conditions precedent set forth herein, each Class E share and each Class Z share shall be reclassified as Class Y shares of the same respective Fund. The respective Fund shall designate on its books and records each such Class E shareholder and Class Z shareholder as holding the number of Class Y Shares of the same respective Fund, including fractional

Class Y Shares, determined by dividing the net asset value of one Class E or Class Z Share of the respective Fund, as applicable, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class Y Share of the same respective Fund, computed in the manner as of the time and date set forth in paragraph 2.2, multiplied by the total number of Class E or Class Z shares of the respective Fund, as applicable, owned by each such Class E shareholder or Class Z shareholder. Such transactions shall take place at the closing on the Closing Date (as defined below) provided for in paragraph 3.1 (the "CLOSING").

          1.2. Upon the terms and subject to the conditions precedent set forth herein, each Class H share, each Class M share and each Class N share of the applicable Fund shall be reclassified as Class L shares of the same respective Fund. The respective Fund shall designate on its books and records each such Class H shareholder, Class M shareholder and Class N shareholder as holding the number of Class L Shares of the same respective Fund, including fractional Class L Shares, determined by dividing the net asset value of one Class H, Class M or Class N Share of the respective Fund, as applicable, computed in the manner and as of the time and date set forth in paragraph 2.3, by the net asset value of one Class L Share of the same respective Fund, computed in the manner as of the time and date set forth in paragraph 2.4, multiplied by the total number of Class H, Class M or Class N shares of the respective Fund, as applicable, owned by each such Class H shareholder, Class M shareholder or Class N shareholder. Such transactions shall take place at the closing on the Closing Date (as defined below) provided for in paragraph 3.1 (the "CLOSING").

          1.3. On or prior to the Closing Date, the Reclassification will be accomplished by the Company filing an amendment and restatement of the Company's Articles of Incorporation to reflect each Reclassification that has been approved as described in Section 5.1 (the "AMENDMENT") which shall become effective as of the Closing Date.

          1.4. Ownership of the Class Y Shares and Class L Shares of the applicable Fund will be shown on the books of such Fund's transfer agent.

2. VALUATION

          2.1. The net asset value of the Class E and Class Z Shares of the applicable Funds shall be the value computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the date of the Closing of the Reclassification (such time and date being hereinafter called the "CLOSING DATE"), using the valuation procedures set forth in the current prospectus and statement of additional information of such Fund as of the Closing Date.

          2.2. The net asset value of the Class Y Shares of each Fund shall be the value computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the current prospectus and statement of additional information of such Fund as of the Closing Date.

          2.3. The net asset value of the Class H, Class M and Class N Shares of the applicable Funds shall be the value computed as of the close of regular trading on NYSE on the Closing Date, using the valuation procedures set forth in the current prospectus and statement of additional information of such Fund as of the Closing Date.

          2.4. The net asset value of the Class L Shares of each Fund shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the current prospectus and statement of additional information of such Fund as of the Closing Date.

          2.5. All computations of value shall be made by the Funds' pricing agent in accordance with its regular practice as pricing agent for the Funds.

3. CLOSING AND CLOSING DATE

          3.1. The Closing Date shall be established by the Company in its sole discretion. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. (local time) at the offices of the Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, or at such other time and/or place as the Company shall decide.

          3.2. In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Funds shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of any Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. OPERATION OF BUSINESS

          4.1. Each Fund will operate its business, with regard to the shares referred to herein, in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable, in each case payable either in cash or in additional shares.

          4.2. The Fund shall use its commercially reasonable efforts to cause the Reclassification to qualify as a tax-free transaction under Section 1036 of the Code and as a tax-free "reorganization" within the meaning of Section 368(a)(1)(E) of the Code.

5. CONDITIONS PRECEDENT TO OBLIGATIONS FOR RECLASSIFICATION

          5.1. Each Plan shall become effective only upon approval of the applicable Plan and Amendment by the affirmative vote of holders of a majority of the outstanding Class E, Class Z, Class H, Class M, or Class N Shares, as applicable, of each appropriate Fund.

          5.2. If a Plan is not approved separately, as set forth in Section 5.1 above, by each class of each Fund as identified on Exhibits A and B hereto and in accordance with the provisions of the Company's Articles of Incorporation and By-laws on or before the Closing Date, the Plan shall not be consummated for such class of that Fund.

          5.3. The Funds will use commercially reasonable efforts to take all actions necessary, proper or advisable to obtain approval of the transactions contemplated herein.

6. EXPENSES

          6.1. Hartford Investment Financial Services, LLC, the investment adviser to the Funds, will assume the costs and expenses of the Reclassifications excepting taxes and extraordinary expenses, if any.

          6.2. No Fund will impose contingent deferred sales charges or up-front sales charges upon affected shareholders as a part of the Reclassifications.

                                    EXHIBIT A

               APPLICABLE FUND                 RECLASSIFIED CLASS   RECLASSIFIED AS
               ---------------                 ------------------   ---------------
The Hartford Tax-Free Minnesota Fund                 Class E            Class Y
The Hartford Tax-Free National Fund                  Class E            Class Y
The Hartford U.S. Government Securities Fund         Class E            Class Y

The Hartford Growth Opportunities Fund               Class Z            Class Y

                                    EXHIBIT B

               APPLICABLE FUND                 RECLASSIFIED CLASS   RECLASSIFIED AS
               ---------------                 ------------------   ---------------
The Hartford Growth Fund                             Class H            Class L
The Hartford Growth Opportunities Fund               Class H            Class L
The Hartford SmallCap Growth Fund                    Class H            Class L
The Hartford Tax-Free Minnesota Fund                 Class H            Class L
The Hartford Tax-Free National Fund                  Class H            Class L
The Hartford U.S. Government Securities Fund         Class H            Class L
The Hartford Value Opportunities Fund                Class H            Class L

The Hartford Growth Fund                             Class M            Class L
The Hartford Growth Opportunities Fund               Class M            Class L
The Hartford SmallCap Growth Fund                    Class M            Class L
The Hartford Tax-Free Minnesota Fund                 Class M            Class L
The Hartford Tax-Free National Fund                  Class M            Class L
The Hartford U.S. Government Securities Fund         Class M            Class L
The Hartford Value Opportunities Fund                Class M            Class L

The Hartford Growth Fund                             Class N            Class L
The Hartford Growth Opportunities Fund               Class N            Class L
The Hartford SmallCap Growth Fund                    Class N            Class L
The Hartford Tax-Free Minnesota Fund                 Class N            Class L
The Hartford Tax-Free National Fund                  Class N            Class L
The Hartford U.S. Government Securities Fund         Class N            Class L
The Hartford Value Opportunities Fund                Class N            Class L

                                                                      APPENDIX D


            5% BENEFICIAL OWNERS OF FUND SHARES AS OF AUGUST 31, 2006



     As of August 31, 2006, the following shareholders were beneficial owners of the percentages of outstanding shares of the Funds indicated below.


NAME AND ADDRESS OF
BENEFICIAL OWNER*                   CLASS M   CLASS N   CLASS H   CLASS E   CLASS Z
-------------------                 -------   -------   -------   -------   -------
THE HARTFORD TAX-FREE
MINNESOTA FD-M

PERSHING LLC                         58.00%
P.O. BOX 2052
JERSEY CITY NJ 07303-2052

HENRIETTA JEAN COLLINS PAPE TOD      18.00%
HC 1 BOX 97D
TUCSON AZ 85736-1048

WELLS FARGO INVESTMENTS LLC          16.31%
A/C 5051-4229
608 SECOND AVENUE SOUTH 8TH FL
MINNEAPOLIS MN 55402-1927

THE HARTFORD TAX-FREE
NATIONAL FUND-M

DELORES M KERKHOFF TOD               25.38%
32329 HIGHWAY 71
TEMPLETON IA 51463-8567

HAROLD M SALES TRUSTEE FBO           16.35%
FLORENCE E SALES TRUST 04-17-1997
JEAN HUNT & JOYCE SHAUGHNESSY POA
7319 S SYRACUSE CT
ENGLEWOOD CO 80112-1749

ANTHONY CICCARINO                    11.06%
VINCENT CICCARINO JTWROS

NAME AND ADDRESS OF
BENEFICIAL OWNER*                   CLASS M   CLASS N   CLASS H   CLASS E   CLASS Z
-------------------                 -------   -------   -------   -------   -------
7 GLEN AVE APT 4
SCOTIA NY 12302-2547

ELVADA M TORSIELLO TOD              10.67%
DAVID W JOHNSON & PRISCILLA
ANN JOHNSON POA
**LIMITED ACCESS**
319 DIVISION ST APT 1
AMSTERDAM NY 12010-2209

ANTHONY CICCARINO                    9.97%
ELAINE ROPELEWSKI JTWROS 7
GLEN AVE APT 4
SCOTIA NY 12302-2547

UBS FINANCIAL SERVICES INC FBO       6.69%
MILDRED GRANGER
TOD ACCOUNT
749 S 30TH ST APT 328
GRAND FORKS ND 58201-4081

ELVADA M TORSIELLO TOD               5.19%
DAVID W JOHNSON &
PRISCILLA ANN JOHNSON POA
**LIMITED ACCESS**
319 DIVISION ST APT 1
AMSTERDAM NY 12010-2209

ELVADA M TORSIELLO TOD               5.19%
DAVID W JOHNSON &
PRISCILLA ANN JOHNSON POA
**LIMITED ACCESS**
319 DIVISION ST APT 1
AMSTERDAM NY 12010-2209

THE HARTFORD TAX-FREE
NATIONAL FUND-H

PERSHING LLC                                             15.85%
PO BOX 2052
JERSEY CITY NJ 07303-2052

SANDRA J BITTERMAN                                       12.97%
1357 NE OCEAN BLVD APT 105
STUART FL 34996-1534

ANNA M MASLER                                            10.89%

NAME AND ADDRESS OF
BENEFICIAL OWNER*                   CLASS M   CLASS N   CLASS H   CLASS E   CLASS Z
-------------------                 -------   -------   -------   -------   -------
AUDREY M BARCELONA JT WROS TOD
10142 W PARKVIEW DR
PALOS PARK IL 60464-1691

ANGELA KOUTSOUTIS TOD 1                                  10.58%
SMETON PL APT 606
ATTN: Marilyn Orr
OWSON MD 21204-2733

WANDA B VOLK                                              9.55%
JOSEPH E VOLK JTWROS
2430 FAIRVIEW SPUR
OWENSBORO KY 42303-2156

MAURICE MOLER ESTATE                                      8.04%
KENNETH E HORSMAN EXECUTOR
C/O BRAINARD LAW OFFICE
600 JACKSON AVE
CHARLESTON IL 61920-2032

OPAL G RICE TOD                                           6.40%
PO BOX 696
BUNNELL FL 32110-0696

A G EDWARDS & SONS INC FBO                                6.27%
OLIVE F CLAXTON &
DANIEL CLAXTON
1 N JEFFERSON AVE
SAINT LOUIS MO 63103-2205

OPAL G RICE                                               5.20%
PO BOX 696
BUNNELL FL 32110-0696

THE HARTFORD U S GOVT
SECURITIES FD-H

US BANK NATL ASSOC C/F                                    7.03%
FBO GERALD M GIPSON IRA R/O
422 PURVIS OLOH RD
PURVIS MS 39475-5321

THE HARTFORD VALUE
OPPORTUNITIES FD-H

NAME AND ADDRESS OF
BENEFICIAL OWNER*                   CLASS M   CLASS N   CLASS H   CLASS E   CLASS Z
-------------------                 -------   -------   -------   -------   -------
KEITH TAYLOR RETIREMENT                                  5.35%
PLAN PROFI
217 ATLANTIC AVE
MARBLEHEAD MA 01945-2838

THE HARTFORD TAX-FREE
MINNESOTA FD-N

LYLE W JAHNKE TOD                               23.16%
1305 W BIRCH AVE
OLIVIA MN 56277-1613

HENRY A PRCHAL AND                              19.50%
PATRICIA E PRCHAL JTTEN TOD
214 2ND ST SW
YOUNG AMERICA MN 55397-9238

CATHERINE A ESTREM TOD                          16.89%
1594 LAKEWOOD DR N
MAPLEWOOD MN 55119-7167

JAMES MICHAEL OLSON                              8.98%
VALERIE J OLSON JT WROS TOD
15869 154TH ST NE
HAWICK MN 56273-7656

HARVEY HAGEDORN TOD                              7.66%
35624 140TH ST
WINNEBAGO MN 56098-4925

DIANE C BECKER                                   6.55%
1020 HIGHLAND DR
BLUE EARTH MN 56013-1502

EDWARD D JONES & CO                              6.33%
ATTN: MUTUAL FUND
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HTS MO 63043-3009

JANICE K TEEPLE                                  5.79%
PAUL R PETERSON JT WROS
320 FALLEN LEAF CIR
WASILLA AK 99654-7988

THE HARTFORD TAX-FREE
NATIONAL FUND-N

NAME AND ADDRESS OF
BENEFICIAL OWNER*                   CLASS M   CLASS N   CLASS H   CLASS E   CLASS Z
-------------------                 -------   -------   -------   -------   -------
SHERYL L ABRAHAM                               16.06%
43940 SE MUSIC CAMP RD
SANDY OR 97055-8457

JOAN C STEADMAN-COOK                           15.28%
2 SHORELINE DR
WESTERLY RI 02891-3717

JEANIE M CHRESOS                               14.42%
5279 W 52ND ST
PARMA OH 44134-1023

PERSHING LLC                                   10.64%
PO BOX 2052
JERSEY CITY NJ 07303-2052

PERSHING LLC                                    8.11%
PO BOX 2052
JERSEY CITY NJ 07303-2052

GLENN H MANNES                                  8.09%
BERNITA K MANNES JT WROS
30994 435TH AVE
YANKTON SD 57078-6348

MATILDA J EINSPAHR TOD                          6.41%
709 PARK AVE
ODEBOLT IA 51458-7706

ROBERT A HILL TRUSTEE                           5.76%
FBO ROBERT A HILL LIVING TRUST
DTD 06/05/1996
9120 S 84TH CT
HICKORY HILLS IL 60457-1810

JANICE M KRACHT                                 5.51%
JAMES W KRACHT JTWROS
895 STAGECOACH RD
COON RAPIDS IA 50058-1029

THE HARTFORD U S GOVT
SECURITIES FD-N

HORACE SNIPES TOD                              18.36%
110 BALES AVE
CHATTANOOGA TN 37412-1602

CRAIG W SPELLMAN CUST                           6.94%

NAME AND ADDRESS OF
BENEFICIAL OWNER*                   CLASS M   CLASS N   CLASS H   CLASS E   CLASS Z
-------------------                 -------   -------   -------   -------   -------
JOSEPH WILLIAM SPELLMAN UTMA TX
2816 DONNYBROOK DR
BURLESON TX 76028-2328

THE HARTFORD VALUE
OPPORTUNITIES FD-N

US BANK NATL ASSOC C/F                          5.44%
CONRADO BALLI IRA
PO BOX 8036
BROWNSVILLE TX 78526-8036

THE HARTFORD GROWTH
OPPORTUNITIES FD-Z

HARTFORD LIFE & ANNUITY INS CO                                                 6.19%
C/O PORTFOLIO SUPPORT 9TH FL
ATTN JACKIE SELMAN
PO BOX 1744
HARTFORD CT 06144-1744
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*    Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.


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